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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report, dated February 3, 1998, with respect to the consolidated financial statements of KODA Enterprises Group, Inc. included in Amendment No. 2 to the Form S-4 of AIRXCEL, Inc. and to all references to our Firm included in or made a part of this registration statement.


                                               /s/ ARTHUR ANDERSEN LLP
                                          --------------------------------------

Boston, Massachusetts

April 7, 1998